UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, DC 20549

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES ACT OF 1934

                 Date of Report (Date of earliest event reported):

                         LINCOLN FLOORPLANNING CO., INC.
              (Exact name of registrant as specified in its charter)

           Nevada                     000-53637              22-3969766
 (State or Jurisdiction of     (Commission File Number)   (I.R.S. Employer
 Incorporation or Organization)             		Identification Number)

         1326 South Ridgewood Avenue, Suite 8B, Daytona Beach, FL 32114

    (Address including Zip Code, and Telephone Number, Including Area Code, of
                       Registrant's Principal Executive Offices)

        Registrant's telephone number, including are code: (386) 258-1678

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM
8.01:	Other Events

The following information was filed in a Post Effective Amendment with the SEC on December 9, 2009:

The sole purpose of this Post-Effective Amendment No. 1 to the Registration Statement is to close the Company's offering early. The offering was originally to expire March 30, 2010. By this post effective amendment the offering closed as of 12 midnight December 9, 2009.

The Registration Statement also covered the registration of 1,065,000 shares of selling shareholders stock. This amendment does not affect the registration of those shares.

The Company has not obtained a market maker because FINRA will not allow a broker to quote the stock while the Company has an effective Offering open.
The Company feels this position by FINRA denies Lincoln access to the public markets because it is a small issuer. The Public Offering that became effective July 7, 2009 through an S-1 Registration clearly stated Lincoln's intention to obtain a broker and sell its IPO on the NASDAQ Bulletin Board. The Company, after closing this offering, intends to have a broker file a form 211 with FINRA to be able to quote the stock. Lincoln will then file another S-1 Registration.

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                      DEREGISTRATION OF UNSOLD SECURITIES

The company sold 1,442,500 shares of stock pursuant to the registration statement. The remaining 2,557,500 shares registered are therefore now deregistered since Lincoln is a shell Company and cannot have an open ended or shelf registration.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Lincoln Floorplanning Co., Inc.



Date: December 9, 2009			By: /s/ Timothy L. Kuker
				        Timothy L. Kuker, President and Chief
				        Executive Officer




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